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                                                              EXHIBIT 10.1



                       THIRD AMENDMENT TO CREDIT AGREEMENT


     THIS THIRD AMENDMENT TO CREDIT AGREEMENT (the "Third Amendment") is made and dated as of the 5th day of November, 1999, by and among QAD INC., a Delaware corporation (the "Borrower"), BANK ONE, NA ("Bank One"), formerly known as THE FIRST NATIONAL BANK OF CHICAGO, in its capacity as the sole current Lender, and BANK ONE, as agent for the Lenders (in such capacity, the "Agent").

                                    RECITALS

     A. Pursuant to that certain Credit Agreement dated as of April 19, 1999 by and among the Borrower, the Lender and the Agent (as amended from time to time, the "Credit Agreement"), the Lender agreed to extend credit to the Borrower on the terms and subject to the conditions set forth therein. All capitalized terms not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement.

     B. The Borrower, the Agent and the Lender have agreed to amend the Credit Agreement in certain respects as set forth more particularly herein.

     NOW, THEREFORE, in consideration of the foregoing Recitals and for other valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                    AGREEMENT

     1. FINANCING OF CERTAIN REAL PROPERTY. To reflect the agreement of the Agent and the Lender to permit the Borrower to obtain financing secured by certain existing Property owned by the Borrower, effective as of the Effective Date (as defined in Paragraph 3 below):

         (a) Section 6.11 of the Credit Agreement is hereby amended to delete the existing subsection (iv) and to add new subsections (iv) and (v) to read in their entirety as follows:

              "(iv) Indebtedness in an amount not to exceed $7,500,000 secured by Liens on the Ortega Property and the Mark Hill/Twin Pines Property as provided in Section 6.15(viii) below.

              (v) Other Indebtedness in an amount not to exceed $3,000,000 in the aggregate outstanding at any date."

         (b) Section 6.15 of the Credit Agreement is hereby amended to add a new subsection (viii) thereto to read in its entirety as follows:

              "(viii) Liens on the Ortega Property and the Mark Hill/Twin Pines Property securing Indebtedness in a principal amount not to exceed $7,500,000; provided that such Liens shall not extend to any property other than the Ortega Property and the Mark Hill/Twin Pines Property, respectively."

         (c) Section 2.1(ii) is hereby amended to read in its entirety as follows:

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              "(ii) the aggregate Dollar Amount of Loans and Facility LCs outstanding hereunder shall not exceed the lesser of:

                    (1) the Aggregate Commitment (as reduced concurrently therewith) minus the sum of: (i) the aggregate Dollar Amount of Loans and Facility LCs outstanding hereunder, plus (ii) the aggregate Dollar Amount of Related Facility Loans outstanding under the Related Facility Credit Agreements, and

                    (2) the Collateral Value of the Borrowing Base minus the sum of: (i) the aggregate Dollar Amount of Loans and Facility LCs outstanding under the Credit Agreement, plus (ii) the aggregate Dollar Amount of Parent Collateral Supported Related Facility Loans outstanding under the Related Facility Credit Agreements; and"

         (d) Section 6.13 of the Credit Agreement is hereby amended to amend subsection (ii) and renumber it as subsection (iii) and to add a new subsection
(ii), such amended and renumbered subsection (iii) and new subsection (ii) to read in their entirety as follows:

              "(ii) Transfers of the Ortega Property and/or the Mark Hill/Twin Pines Property to single purpose Subsidiaries in connection with the financings permitted under Sections 6.11(iv) and 6.15(viii)."

              (iii) Other leases, sales and dispositions of its Property that, together with all other Property of the Borrower and its Subsidiaries previously leased, sold or disposed of (other than inventory in the ordinary course of business) as permitted by this Section during the twelve-month period ending with the month in which any such lease, sale or other disposition occurs, with a fair market value not to exceed $5,000,000."

         (e) Article I of the Credit Agreement is hereby amended to insert the following new definitions, in correct alphabetical order, to read in their entirety as follows:

              "'Ortega Property' means that certain Property commonly referred to as 2111 Ortega Hill road, Summerland, Santa Barbara County, California."

              "'Mark Hill/Twin Pines Property' means that certain Property commonly referred to as 6390 Via Real, Carpinteria, Santa Barbara County, California."

     2. REDUCTION IN COMMITMENT. In consideration of the agreement of the Agent and the Lender to permit the incurrence of the secured Indebtedness referred to in Paragraph 1 above, the Borrower, the Agent and the Lender hereby agree that effective as of the Effective Date, the Commitment of Bank One, as the sole current Lender under the Credit Agreement, shall be reduced from $30,000,000 to $25,000,000, with the Aggregate Commitment thereby being reduced to $25,000,000.

     3. EFFECTIVE DATE. This Third Amendment shall be effective, retroactive to the date first above written, upon the date upon which the Agent has received:

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              (a) A copy of this Third Amendment, duly executed by all parties hereto, including the current Subsidiary Borrowers;

              (b) For payment to the Lender, immediately available funds in the amount, if any, by which the aggregate Dollar Amount of Loans and Facility LCs outstanding under the Credit Agreement after giving effect to the reduction in Commitment set forth in Paragraph 2 above exceeds the lesser of:

                    (1) the Aggregate Commitment (as reduced concurrently therewith) minus the sum of: (i) the aggregate Dollar Amount of Loans and Facility LCs outstanding hereunder, plus (ii) the aggregate Dollar Amount of Related Facility Loans outstanding under the Related Facility Credit Agreements, and

                    (2) the Collateral Value of the Borrowing Base minus the sum of: (i) the aggregate Dollar Amount of Loans and Facility LCs outstanding under the Credit Agreement, plus (ii) the aggregate Dollar Amount of Parent Collateral Supported Related Facility Loans outstanding under the Related Facility Credit Agreements; and

         (c) Such corporate resolutions, incumbency certificates and other authorizing documentation as the Agent may require.

     4. REAFFIRMATIONS. The Borrower hereby affirms and agrees that (a) the execution and delivery by the Borrower of and the performance of its obligations under this Third Amendment shall not in any way amend, impair, invalidate or otherwise affect any of the obligations of the Borrower or the rights of the Agent and the Lenders under the Borrower Security Agreement or any other document, agreement or instrument made or given by the Borrower or any Subsidiary Borrower in connection therewith, (b) the term "Secured Obligations" as used in the Borrower Security Agreement and any Subsidiary Borrower Security Agreement includes, without limitation, the Obligations of the Company under the Credit Agreement as amended to date, including, without limitation, pursuant to this Third Amendment, and (c) each of the Borrower Security Agreement and any Subsidiary Borrower Security Agreement remains in full force and effect and continues to constitute a first priority security interest in and lien upon the Collateral.

     5. NO OTHER AMENDMENT. Except as expressly amended herein, the Credit Agreement and other Loan Documents shall remain in full force and effect as currently written.

     6. COUNTERPARTS. This Third Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

     7. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants to the Agent and each Lender as follows:

         (a) The Borrower has the corporate power and authority and the legal right to execute, deliver and perform this Third Amendment and has taken all necessary corporate action to authorize the execution, delivery and performance of this Third Amendment. This Third Amendment has been duly executed and delivered on behalf of the Borrower and constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms.

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         (b) At and as of the date of execution hereof and at and as of effective date hereof: (1) the representations and warranties of the Borrower contained in the Credit Agreement and the other Loan Documents are accurate and complete in all respects, and (2) there has not occurred a Default or an Unmatured Default under the Credit Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be executed as of the day and year first above written.

                        QAD INC., a Delaware corporation


                           By___________________________________________
                           Name_________________________________________
                           Title________________________________________


                           BANK ONE, NA, formerly known as THE FIRST NATIONAL BANK OF CHICAGO, as the sole current Lender and as the Agent


                           By __________________________________________
                           Name ________________________________________
                           Title _______________________________________


ACKNOWLEDGED AND AGREED TO
as of the day and year first above written:


QAD AUSTRALIA PTY LIMITED


By: __________________________
Name: ________________________
Title: _______________________


QAD EUROPE BV


By: __________________________
Name: ________________________
Title: _______________________




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QAD EUROPE LTD.


By: __________________________
Name: ________________________
Title: _______________________